UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002


                        INTERSTATE HOTELS & RESORTS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-14331                  52-2101815
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(State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)                Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 965-4455
                                                           --------------


                  FORMER NAME: MERISTAR HOTELS & RESORTS, INC.
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          (Former name or former address, if changed since last report)


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                                                                               2


                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT

         Interstate Hotels & Resorts, Inc., a Delaware corporation (formerly known as "MeriStar Hotels & Resorts, Inc.") (the "Registrant"), and Interstate Hotels Corporation, a Maryland corporation ("Interstate"), entered into an Agreement and Plan of Merger, dated May 1, 2002 and as amended on June 3, 2002 (the "Merger Agreement") pursuant to which Interstate merged with and into Interstate Hotels & Resorts (the "Merger"). On July 31, 2002, after receiving the required stockholder approvals, pursuant to the Merger Agreement, Interstate Hotels & Resorts and Interstate, completed the Merger. Upon consummation of the Merger, pursuant to the Merger Agreement, each outstanding share of Interstate common stock, par value $0.01 per share, was converted into 4.6 shares of Interstate Hotels & Resorts' common stock, $0.01 par value per share (the "Common Stock") and MeriStar Hotels & Resorts, Inc.'s name was changed to "Interstate Hotels & Resorts, Inc." A copy of the Merger Agreement and the agreements ancillary thereto are filed as Exhibits 2.1 through 2.3.1 to this report. The Registrant also issued a press release on July 31, 2002 relating to the completion of the merger. A copy of the press release is filed as Exhibit
99.1 to this report and is incorporated herein by reference.

         Immediately after the effective time of the Merger, Interstate Hotels & Resorts also effected a one-for-five reverse split of the Common Stock (the "Reverse Stock Split").

         Following the Merger and the Reverse Stock Split, two affiliated investment funds, CGLH Partners I, LP and CGLH Partners II, LP (together, the "Investor Group"), collectively beneficially owned 6,900,000 shares of Common Stock, which represented approximately 34.2% of the outstanding Common Stock as of July 31, 2002. In addition, five of the 13 directors of the Registrant (Messrs. Karim J. Alibhai, Joseph J. Flannery, Mahmood J. Khimji, Raymond C. Mikulich and Sherwood M. Weiser) were nominated by the Investor Group.

         In connection with the Merger:

                  (i) the Registrant filed a Certificate of Merger, dated July 31, 2002 (the "Certificate of Merger"), and thereby amended its Certificate of Incorporation:

                  o changing the name of the Registrant to "Interstate Hotels & Resorts, Inc.",

                  o fixing the size of the board of directors of the Registrant at 13 for the next 18 months,

                  o insuring the nomination of the initial slate of the Registrant's directors during the next 18 months, and

                  o increasing the authorized number of shares of capital stock to 255 million, of which 250 million shares will be Common Stock and 5 million shares will be preferred stock;

                  (ii) the Registrant amended its by-laws (the "Bylaw Amendments") which amendments provided for fixing the size of the board of directors of the Registrant at 13 for the next 18 months and insuring the nomination of the initial slate of the Registrant's directors during the first 18 months after the Merger;

                  (iii) the Registrant and certain of its stockholders, including the Investor Group, entered into a Stockholder and Board Composition Agreement, dated as of July 31, 2002 (the "Board Composition Agreement") pursuant to which procedures for the replacement of directors of the Registrant who resign, retire or are no longer able to serve as directors of the Registrant during the first 18 months after the Merger were established;

                  (iv) the Registrant and the Investor Group entered into a Registration Rights Agreement, dated as of July 31, 2002 (the "Registration Rights Agreement"), pursuant to which the Investor Group was given demand and piggyback registration rights for their shares of Common Stock;

                  (v) Interstate and Thomas F. Hewitt entered into a Second Amended and Restated Employment Agreement, dated as of July, 30, 2002 (the "Hewitt Employment Agreement Amendment"), pursuant to which the terms of Mr. Hewitt's financial arrangements with the Registrant were established; and

                  (vi) the Registrant filed a Certificate of Amendment, dated July 31, 2002 (the "Certificate of Amendment"), in order to effect the Reverse Split.

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                                                                               3


         Immediately after the Merger, the Registrant, its principal operating subsidiary, Meristar H & R Operating Company, L.P. (the "OP"), Societe Generale, SG Cowen Securities Corporation, Salomon Smith Barney Inc., Lehman Brothers, Inc., Credit Lyonnais New York Branch and various other lenders entered into a $113 million Senior Secured Credit Agreement, dated as of July 31, 2002 (the "Senior Credit Agreement"), pursuant to which the existing senior credit agreements of the Registrant and Interstate were refinanced. The Senior Credit Agreement consists of a $65 million term loan due on July 31, 2005 and a $48 million revolving credit facility due on July 31, 2005 (with a one-year renewal at the Registant's option). The interest rate on the Senior Credit Facility will be LIBOR plus 3.00% to 4.50%, based on the fulfillment of various financial tests by the Registrant. As of July 31, 2001, approximately $65 million was outstanding under the Senior Credit Agreement and $5 million was outstanding under the revolving credit facility, bearing interest at a rate of 5.8125% per annum, and approximately $43 million was available under the revolving credit facility. A copy of the Senior Credit Agreement is filed as Exhibit 10.3 to this report.

         The OP and MeriStar Hospitality Operating Partnership, L.P. ("MHOP") were parties to a Revolving Credit Agreement, dated as of August 3, 1998 and amended on February 29, 2000 and January 28, 2002 (as amended, the "MHOP Loan"), pursuant to which MHOP provided a $50 million revolving credit facility to the OP. Immediately after the merger, the OP and MHOP entered into the Third Amendment to Revolving Credit Agreement, dated as of July 31, 2002 (the "MHOP Loan Agreement Amendment"), pursuant to which:

         o an existing $13.1 million term note issued by the OP and MHOP was retired, with the balance added to the MHOP Loan;

         o        the MHOP Loan became a term loan due July 31, 2007; and

         o $3.0 million of the outstanding principal amount under the MHOP Loan was repaid.

As of July 31, 2002, after the amendment, approximately $56.1 million was outstanding under the MHOP Loan, bearing interest at a rate of 8.31% per annum. A copy of the MHOP Loan Agreement Amendment is filed as Exhibit 10.4 to this report.

         A copy of the Certificate of Merger is filed as Exhibit 3.1 to this report.

         A copy of the Certificate of Amendment is filed as Exhibit 3.2 to this report.

         A copy of the Bylaw Amendments is being filed as Exhibit 3.3 to this report.

         A copy of the Form of Interstate Hotels & Resorts Common Stock Certificate is being filed as Exhibit 4.1 to this report.

         A copy of the Board Composition Agreement is being filed as Exhibit 9.1 to this report.

         A copy of the Registration Rights Agreement is being filed as Exhibit
10.1 to this report.

         A copy of the Hewitt Employment Agreement Amendment is filed as Exhibit
10.2 to this report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         In the Merger, which closed on July 31, 2002, the Registrant acquired all of the business and assets of Interstate, then the second-largest hotel management company in the United States. The Registrant intends to continue to operate Interstate's business. A total of 63,803,104 shares of Common Stock were issued pursuant to the Merger Agreement to the holders of Interstate securities. Another 540,000 shares of Common Stock are reserved for issuance pursuant to an Interstate stock option plan assumed by the Registrant. The amount of consideration was determined by the Registrant's board of directors through arms-length bargaining between Interstate and the Registrant, based, in part, on valuations and a fairness opinion provided by the Registrant's financial advisor. The financing for the Registrant following the Merger is as described in Item 1, above.

ITEM 5.  OTHER EVENTS

         At the Registrant's 2002 Annual Meeting, the Registrant's stockholders approved an amended and restated Incentive Plan, a copy of which is filed with this report as Exhibit 10.5. The Registrant's stockholders also approved amendments to the Registrant's Employee Stock Purchase Plan and the Registrant's Non-Employee Directors' Stock Option Plan, copies of which are filed with this report as Exhibits 10.6 and 10.7, respectively.

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                                                                               4


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of businesses acquired. The financial statements required by this Item will be filed not later than 60 days after the date that this initial report was required to be filed.

         (c)      Exhibits:

                  EXHIBIT           DESCRIPTION
                  -------           -----------

                  2.1 Agreement and Plan of Merger, dated May 1, 2002, by and between Interstate Hotels Corporation and Interstate Hotels & Resorts, Inc., dated May 1, 2002 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.1.1 Amendment No. 1 to Agreement and Plan of Merger, dated June 3, 2002, by and between Interstate Hotels Corporation and Interstate Hotels & Resorts, Inc. (incorporated by reference to Exhibit 2.1.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.2 Interstate Hotels Corporation Stockholder Voting and Conversion Agreement, dated as of May 1, 2002, among Interstate Hotels & Resorts, Inc., Interstate Hotels Corporation and certain stockholders named therein (incorporated by reference to Exhibit 2.2 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.2.1 Amendment No. 1 to the Interstate Hotels Corporation Stockholder Voting and Conversion Agreement, dated June 3, 2002, among Interstate Hotels & Resorts, Inc., Interstate Hotels Corporation and certain stockholders named therein (incorporated by reference to Exhibit 2.2.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.3 Conversion Incentive Agreement, dated as of May 1, 2002, among Interstate Hotels Corporation and holders of Interstate Hotels Corporation's Series B Preferred Stock and 8.75% Convertible Subordinated Notes (incorporated by reference to Exhibit 2.3 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.3.1 Letter Agreement among Interstate Hotels Corporation, Interstate Hotels & Resorts, Inc. and holders of Interstate Hotel Corporation's convertible securities, dated June 3, 2002, amending and clarifying the Conversion Incentive Agreement (incorporated by reference to Exhibit 2.3.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  3.1 Certificate of Merger, dated July 31, 2002 (incorporated by reference to Exhibit 3.1.2 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  3.2 Certificate of Amendment of Restated Certificate of Incorporation of Interstate Hotels & Resorts, Inc., dated July 31, 2002 (incorporated by reference to Exhibit 3.1.3 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  3.3 Amendment to the By-laws of Interstate Hotels & Resorts, Inc. (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  4.1 Form of Interstate Hotels & Resorts Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

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                                                                               5


                  9.1 Board Composition Agreement, dated as of July 31, 2002, among the Registrant and certain stockholders of the Registrant specified therein.

                  10.1 Registration Rights Agreement, dated as of July 31, 2002, among the Registrant, CGLH Partners I, LP and CGLH Partners II, LP.

                  10.2 Second Amended and Restated Employment Agreement, dated as of July 30, 2002, between the Registrant and Thomas F. Hewitt.

                  10.3 Senior Credit Agreement, dated as of July 31, 2002, among the Registrant, MeriStar H & R Operating Company, L.P., Societe Generale, SG Cowen Securities Corporation, Salomon Smith Barney Inc., Lehman Brothers, Inc., Credit Lyonnais New York Branch and various other lenders.

                  10.4 Third Amendment to Revolving Credit Agreement, dated as of July 31, 2002, by and between MeriStar H&R Operating Company, L.P. and MeriStar Hospitality Operating Partnership, L.P.

                  10.5              Amended and Restated Incentive Plan.

                  10.6              Amendment to the Registrant's Employee Stock
                                    Purchase Plan.

                  10.7 Amendment to the Registrant's Non-Employee Directors' Incentive Plan.

                  99.1              Press Release, dated as of July 31, 2002.


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                                                                               6


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2002


                               INTERSTATE HOTELS & RESORTS, INC


                               By:  /s/ Christopher L. Bennett
                                    ---------------------------------------
                                    Christopher L. Bennett
                                    Senior Vice President and General Counsel


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                                                                               7

                                  EXHIBIT INDEX


                  EXHIBIT           DESCRIPTION
                  -------           -----------

                  2.1 Agreement and Plan of Merger, dated May 1, 2002, by and between Interstate Hotels Corporation and Interstate Hotels & Resorts, Inc., dated May 1, 2002 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.1.1 Amendment No. 1 to Agreement and Plan of Merger, dated June 3, 2002, by and between Interstate Hotels Corporation and Interstate Hotels & Resorts, Inc. (incorporated by reference to Exhibit 2.1.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.2 Interstate Hotels Corporation Stockholder Voting and Conversion Agreement, dated as of May 1, 2002, among Interstate Hotels & Resorts, Inc., Interstate Hotels Corporation and certain stockholders named therein (incorporated by reference to Exhibit 2.2 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.2.1 Amendment No. 1 to the Interstate Hotels Corporation Stockholder Voting and Conversion Agreement, dated June 3, 2002, among Interstate Hotels & Resorts, Inc., Interstate Hotels Corporation and certain stockholders named therein (incorporated by reference to Exhibit 2.2.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.3 Conversion Incentive Agreement, dated as of May 1, 2002, among Interstate Hotels Corporation and holders of Interstate Hotels Corporation's Series B Preferred Stock and 8.75% Convertible Subordinated Notes (incorporated by reference to Exhibit 2.3 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  2.3.1 Letter Agreement among Interstate Hotels Corporation, Interstate Hotels & Resorts, Inc. and holders of Interstate Hotel Corporation's convertible securities, dated June 3, 2002, amending and clarifying the Conversion Incentive Agreement (incorporated by reference to Exhibit 2.3.1 to the Registrant's Registration Statement on Form S-4 filed on June 4, 2002 (Registration No. 333-89740)).

                  3.1 Certificate of Merger, dated July 31, 2002 (incorporated by reference to Exhibit 3.1.2 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  3.2 Certificate of Amendment of Restated Certificate of Incorporation of Interstate Hotels & Resorts, Inc., dated July 31, 2002 (incorporated by reference to Exhibit 3.1.3 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  3.3 Amendment to the By-laws of Interstate Hotels & Resorts, Inc. (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

                  4.1 Form of Interstate Hotels & Resorts Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 2, 2002).

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                                                                               8


                  9.1 Board Composition Agreement, dated as of July 31, 2002, among the Registrant and certain stockholders of the Registrant specified therein.

                  10.1 Registration Rights Agreement, dated as of July 31, 2002, among the Registrant, CGLH Partners I, LP and CGLH Partners II, LP.

                  10.2 Second Amended and Restated Employment Agreement, dated as of July 30, 2002, between the Registrant and Thomas F. Hewitt.

                  10.3 Senior Credit Agreement, dated as of July 31, 2002, among the Registrant, MeriStar H & R Operating Company, L.P., Societe Generale, SG Cowen Securities Corporation, Salomon Smith Barney Inc., Lehman Brothers, Inc., Credit Lyonnais New York Branch and various other lenders.

                  10.4 Third Amendment to Revolving Credit Agreement, dated as of July 31, 2002, by and between MeriStar H&R Operating Company, L.P. and MeriStar Hospitality Operating Partnership, L.P.

                  10.5              Amended and Restated Incentive Plan.

                  10.6              Amendment to the Registrant's Employee Stock
                                    Purchase Plan.

                  10.7 Amendment to the Registrant's Non-Employee Directors' Incentive Plan.

                  99.1              Press Release, dated as of July 31, 2002.